Exhibit 10.1

AMENDMENT NO. 1 TO LOAN AGREEMENT AND JOINDER

This Amendment No. 1 to Loan Agreement and Joinder dated and effective as of December 21, 2015 (this “Amendment”) is made by and among Edgewater Technology, Inc., (“Edgewater”) a Delaware corporation having an address of 200 Harvard Mill Square, Suite 210, Wakefield, Massachusetts 01880 and its Subsidiaries now or hereafter listed in Schedule 1 hereto (with Edgewater, collectively, the “Borrower”) and Citizens Bank, N.A., formerly known as RBS Citizens, N.A. a national banking association with an address at 28 State Street, Boston, Massachusetts 02109 (the “Lender”). All capitalized terms used herein, and not otherwise defined herein, shall have the meanings ascribed to such terms in the Loan Agreement (as defined below).

RECITALS

Borrower is indebted to Lender pursuant to a certain Loan Agreement dated as of September 23, 2013 by and among Lender and Borrower (the “Loan Agreement”). The indebtedness described in the Loan Agreement has been further evidenced by a Revolving Note also dated as of September 23, 2013 in the principal amount of up to $10,000,000.00 (the “Revolving Note”).

Edgewater established certain new Subsidiaries in 2015 to assist with the acquisition of the assets of certain sellers. Edgewater has asked that the Lender confirm its consent to such Acquisitions.

Edgewater Technology-Branchbird, Inc. (“Branchbird”) and Edgewater Technology-Zero2Ten, Inc. (“Zero” and with Branchbird and M2, the “New Borrowers”) were formed by Edgewater Technology, Inc. to acquire the assets of certain sellers pursuant to certain Asset Purchase Agreements dated August 17, 2015 and March 13, 2015 respectively. Edgewater Technology-M2, Inc. (“M2”) was established October 20, 2015 to acquire the assets of M2 Dynamics Inc. Edgewater and the Lender have agreed that each of Branchbird, Zero and M2 shall become parties to this Agreement and co-borrowers under the Loan.

Lender has also agreed to increase the amount of the Revolving Loan Commitment under the Loan Agreement to provide additional funds for working capital and other business purposes of the Borrower.

AGREEMENT

In consideration of the foregoing, of the undertakings of the parties hereunder and for other good and valuable consideration, the receipt and sufficiency of which are acknowledged, Borrower and Lender agree as follows:

A.	Amendments to Loan Agreement.

1. Changed Definitions. The definitions of the following terms contained in the Loan Agreement are hereby deleted and replaced with the definitions set forth below: “Borrower”,

“Expiration Date”, “Lender”, “Loan Documents”, “Note”, “Obligations” and “Revolving Loan Commitment”.

““Borrower” means collectively, each of Edgewater Technology, Inc., Edgewater Technology (Delaware), Inc., Edgewater Technology-Ranzal, LLC, Fullscope, Inc., Edgewater Technology-Branchbird, Inc., Edgewater Technology-Zero2Ten, Inc., Edgewater Technology-M2, Inc. and any other Persons who become a Borrower hereunder with the consent of the Lender by executing a joinder agreement acceptable to the Lender.

“Expiration Date” means December 21, 2018.

“Lender” means Citizens Bank, N. A., formerly known as RBS Citizens, N.A., a national banking association with an address of 28 State Street, Boston, Massachusetts 02109.

“Loan Documents” means, collectively, the Note, this Agreement, the Security Agreements, the IP Security Agreements and all other documents and instruments executed by the Borrower in connection with this Agreement and the credit facility established hereby as any of the same may be amended, restated or replaced.”

“Note” means the Amended and Restated Revolving Note made by the Borrower in favor of the Lender and dated December 21, 2015 in the amount of up to $15,000,000.00, as the same may be amended, restated or replaced.

“Obligations” means all loans, advances, debts, liabilities, obligations, agreements, undertakings, covenants and duties owing or to be performed or observed by the Borrower to or in favor of Lender, of every kind and description, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising (whether or not evidenced by any Notes or other instrument; for the payment of money; arising out of this Agreement or any other instrument of the Borrower in favor of Lender in connection with this Agreement; or arising out of or relating to transactions described herein), including without limitation all costs and expenses as set forth below and all other interest, fees, charges, and amounts chargeable to the Borrower under this Agreement or otherwise; for the avoidance of doubt, “Obligations” includes (i) all Hedging Obligations (other than Excluded Hedging Obligations with respect only to any particular Borrower which is not an “eligible contract participant”), (ii) any other swap transaction or other interest rate protection transaction, involving the Borrower and Lender or an Affiliate of Lender, (iii) all obligations under any treasury management agreement between the Borrower and Lender or an Affiliate of Lender, and (iv) all Bank Product Obligations.

“Revolving Loan Commitment” means Fifteen Million U.S. Dollars ($15,000,000.00), which is subject to increase on the terms and subject to the conditions set forth in Section 2(h) hereof.”

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2. The following new definitions are hereby added to Section 1 of the Loan Agreement in appropriate alphabetical order:

“Commodity Exchange Act” means, collectively, the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, any successor statute, and any rule, regulation, or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof).

“Excluded Hedging Obligations” means, with respect to any Borrower, any Hedging Obligations if, and to the extent that, such Borrower fails for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act.

3. Section 2(h) of the Loan Agreement is hereby deleted in its entirety and is replaced by the following new Section 2(h):

“(h) Increase in Revolving Loan Commitment. Prior to the Expiration Date, and provided there is no Default or Event of Default at the time of such request, Borrower may make a written request to Lender for an increase in the Revolving Loan Commitment up to a maximum amount of $20,000,000.00. Lender may permit such increase in its sole discretion subject to such additional terms and conditions as Lender may require in connection with such increase.”

4. Schedule 1 referenced in Sections 3(a) and 3(b) of the Loan Agreement is hereby deleted and replaced with the new Schedule 1 annexed hereto.

B.	Joinder of New Borrowers.

1. Each of Branchbird, Zero and M2 is hereby added as a signatory to the Loan Agreement effective as of the date of this Amendment. The Lender and each other Borrower consent to adding Branchbird, Zero and M2 as additional co-borrowers under the Loan Agreement, jointly and severally responsible for all of the obligations of a Borrower thereunder.

2. Effective as of the date of this Amendment, each of Branchbird, Zero and M2 shall be deemed to have made each representation contained in Section 3 of the Loan Agreement and to have undertaken each and every warranty and covenant contained in the Loan Agreement.

C.	Miscellaneous.

1. Conditions of Effectiveness. This Amendment shall become effective when, and only when, Lender shall have received: (a) a counterpart of this Amendment executed by each Borrower, together with, unless waived by Lender, a certificate of the secretaries/managers of each Borrower, (i) attesting on behalf of Borrower to all company actions taken by Borrower, including resolutions of each Borrower’s directors/managers, authorizing the execution, delivery and performance of this Amendment and each other document to be delivered in connection with this Amendment, (ii) attesting to the names and true signatures of the persons authorized to sign

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this Amendment and the other documents to be delivered by Borrower under this Amendment; and (iii) attesting that there have been no amendments to the charter documents of any Borrower since September 23, 2013, (b) the Security Agreements for the New Borrowers, (c) Amendment No. 1 to Security Agreements with respect to each other Borrower, (d) Amendment and Joinder to Intellectual Property Security Agreement with respect to each Borrower, (e) the Amended and Restated Revolving Note, (f) the other documents, instruments and agreements contemplated by the Closing Agenda annexed hereto as Exhibit A, and (g) such other documents, instruments and agreements as Lender may reasonably request.

The within amendments are also subject to Borrower’s reimbursement to Lender of reasonable legal fees, expenses and other disbursements in connection with this Amendment and closing of the transactions contemplated hereby.

2. Representations and Warranties. Each Borrower hereby represents and warrants as follows: (a) the representations and warranties contained in Section 3 of the Loan Agreement are true, correct and complete in all material respects on and as of the date hereof as though made on and as of such date (except to the extent such representations and warranties relate to an earlier date, in which case they are true and correct as of such date); (b) no Default or Event of Default as described in the Loan Agreement has occurred and is continuing or would result from the signing of this Amendment or the transactions contemplated hereby; and (c) there has been no material adverse change in the condition (financial or otherwise) of Borrower or the ability of Borrower to perform its respective Obligations as amended hereby since the date of the last financial statements furnished to Lender.

3. Reference to and Effect on the Loan Agreement. Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby. Except as specifically amended above, the Loan Agreement shall remain in full force and effect and is hereby ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Lender under the Loan Agreement, nor constitute a waiver of any provision of the Loan Agreement.

4. Costs, Expenses and Taxes. Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the preparation, execution and delivery of this Amendment and any other instruments and documents to be delivered hereunder, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for Lender with respect thereto and with respect to advising Lender as to its rights and responsibilities hereunder and thereunder.

5. Execution in Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

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6. WAIVER OF JURY TRIAL. BORROWER AND LENDER HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM OF ANY KIND OR NATURE RELATED DIRECTLY OR INDIRECTLY TO (a) THIS AMENDMENT, (b) THE TRANSACTIONS AND OBLIGATIONS CONTEMPLATED HEREBY AND BY THE OTHER LOAN DOCUMENTS, OR (c) ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (ORAL OR WRITTEN), OR ACTIONS OF LENDER OR BORROWER. THE WAIVER MADE HEREUNDER IS MADE KNOWINGLY, VOLUNTARILY, AND INTENTIONALLY FOR SUBSTANTIAL CONSIDERATION AND AS AN INDUCEMENT FOR LENDER TO ENTER INTO THIS AMENDMENT.

7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts.

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IN WITNESS WHEREOF, this Note has been executed and delivered under seal December 21, 2015.

BORROWER:
Edgewater Technology, Inc.

/s/ Paul McNeice	By:	/s/ Timothy R. Oakes
Witness	Name:	Timothy R. Oakes
	Title:	Chief Financial Officer / Secretary

Edgewater Technology (Delaware), Inc.

/s/ Paul McNeice	By:	/s/ Timothy R. Oakes
Witness	Name:	Timothy R. Oakes
	Title:	Treasurer / Secretary

Edgewater Technology-Ranzal, LLC

/s/ Paul McNeice	By:	/s/ Timothy R. Oakes
Witness	Name:	Timothy R. Oakes
	Title:	Treasurer / Secretary

Fullscope, Inc.

/s/ Paul McNeice	By:	/s/ Timothy R. Oakes
Witness	Name:	Timothy R. Oakes
	Title:	Treasurer / Secretary

Edgewater Technology-Branchbird, Inc.

/s/ Paul McNeice	By:	/s/ Timothy R. Oakes
Witness	Name:	Timothy R. Oakes
	Title:	Treasurer / Secretary

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Edgewater Technology-M2, Inc.

/s/ Paul McNeice	By:	/s/ Timothy R. Oakes
Witness	Name:	Timothy R. Oakes
	Title:	Treasurer / Secretary

Edgewater Technology-Zero2Ten, Inc.

/s/ Paul McNeice	By:	/s/ Timothy R. Oakes
Witness	Name:	Timothy R. Oakes
	Title:	Treasurer / Secretary

LENDER

Citizens Bank, N.A.

/s/ Marc Lubelcyzk	By:	/s/ Brendan Roche
Witness	Name:	Brendan Roche
	Title:	Senior Vice President

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Schedule 1

Schedule of Borrowers

Borrower	Address	Federal Id No.
Edgewater Technology, Inc.	200 Harvard Mill Square, Suite 210 Wakefield, MA 01880	71-0788538

Edgewater Technology (Delaware), Inc.	200 Harvard Mill Square, Suite 210 Wakefield, MA 01880	04-3206861

Edgewater Technology-Ranzal, LLC	200 Harvard Mill Square, Suite 210 Wakefield, MA 01880	20-1652835

Fullscope, Inc.	200 Harvard Mill Square, Suite 210 Wakefield, MA 01880	38-3479107

Edgewater Technology-Branchbird, Inc.	200 Harvard Mill Square, Suite 210 Wakefield, MA 01880	47-4773649

Edgewater Technology-M2, Inc.	200 Harvard Mill Square, Suite 210 Wakefield, MA 01880	47-5385060

Edgewater Technology-Zero2Ten, Inc.	200 Harvard Mill Square, Suite 210 Wakefield, MA 01880	47-3381754

Edgewater Solutions Canada, Inc. (subsidiary; not a borrower)	2135 rue de la Montagne Montreal, QC H3G 1Z8 Canada	N/A (foreign corporation)

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